Exhibit 32.1

CERTIFICATION

In connection with the Quarterly Report of Harbin Electric, Inc. (the “Company”) on Form 10-Q for the period ended March 31, 2011, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned certify pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies, in all material respects, with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 10, 2011	By:	/s/ Tianfu Yang
Tianfu Yang
Chief Executive Officer

Date: May 10, 2011	By:	/s/ Zedong Xu
Zedong Xu
Chief Financial Officer